                                                                     EXHIBIT 4.6


                                      MTI
                           MTI TECHNOLOGY CORPORATION

        NUMBER                                                     SHARES
         FBU

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA,
                     JERSEY CITY, NJ AND NEW YORK CITY, NY

This Certifies that                                           CUSIP 553903 10 5

                                    SPECIMEN

is the record holder of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                           MTI TECHNOLOGY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

------------------------------             -----------------------------------
CHIEF OPERATING OFFICER &                  VICE CHAIRMAN, PRESIDENT & CHIEF
SECRETARY                                  EXECUTIVE OFFICER


                         * MTI TECHNOLOGY CORPORATION *

                                      SEAL
                                      1992

                                    DELAWARE


COUNTERSIGNED AND REGISTERED
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY

             AUTHORIZED SIGNATURE
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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT -                      Custodian
                     ------------------             --------------------
                          (Cust)                          (Minor)
                     under Uniform Gifts to Minors Act

                     ---------------------------------------------------
                                            (State)

UNIF TRF MIN ACT -                       Custodian (until age
                    --------------------                      ----------
                          (Cust)
                                                 Under Uniform Transfers
                    ----------------------------
                             (Minor)

                    to Minors Act
                                  --------------------------------------
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------
                                X
                                  ----------------------------------------------
                                X
                                  ----------------------------------------------
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   ----------------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
   IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
   PURSUANT TO S.E.C. RULE 17Ad-15.